UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 20, 2004


                        PEAK ENTERTAINMENT HOLDINGS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                     33-18143-D              87-0449399
          ------                     ----------              ----------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

          Bagshaw Hall, Bagshaw Hill, Bakewell, Derbyshire, UK DE45 1DL
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: 44 1629 814555
                                                           --------------

                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(d)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.313e-4(c)).

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 20, 2004, Peak Entertainment Holdings, Inc., a Nevada corporation (the "Company"), notified Goodband Viner Taylor, its independent public accountants, that the Company was terminating its services, effective as of that date. The Company's Board of Directors approved such decision.

Goodband Viner Taylor's opinion in its report on the Company's financial statements for the years ended December 31, 2002 and December 31, 2003 expressed substantial doubt with respect to the Company's ability, at that time, to continue as a going concern. During the years ended December 31, 2002 and December 31, 2003, and the three month period ended March 31, 2004, Goodband Viner Taylor did not issue any other report on the financial statements of the Company which contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except as to going concern issues. Furthermore, during such periods and through the date of termination, August 20, 2004, there were no disagreements with Goodband Viner Taylor within the meaning of Instruction 4 to Item 304 of Regulation S-B under the Securities Exchange Act of 1934 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goodband Viner Taylor, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement in connection with any report they might have issued.

On August 20, 2004, the Company engaged Garbutt and Elliot Ltd., York, United Kingdom, as its independent public accountants. The Company did not previously consult with Garbutt and Elliot Ltd., York, United Kingdom, regarding any matter, including but not limited to:

      o the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

      o any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-B).

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number             Description of Exhibit
--------------             ----------------------
16                         Letter on change in certifying accountant



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PEAK ENTERTAINMENT HOLDINGS, INC.

Date:  September 3, 2004

                                   By: /s/ Nicola Yeomans
                                       ---------------------------------------
                                       Nicola Yeomans - Vice President Finance



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